Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans

11. Benefit Plans

Employee Savings Plan

Wynn Resorts established a retirement savings plan under Section 401(k) of the Internal Revenue Code covering its non-union employees in July 2000. The plan allows employees to defer, within prescribed limits, a percentage of their income on a pre-tax basis through contributions to this plan. The Company matched the contributions, within prescribed limits, with an amount equal to 100% of the participant’s initial 2% tax deferred contribution and 50% of the tax deferred contribution between 2% and 4% of the participant’s compensation. Effective March 16, 2009, the Company suspended matching contributions to this plan. No amounts were expensed during the years ended December 31, 2011 and 2010. The Company recorded an expense for matching contributions of $1.2 million for the year ended December 31, 2009.

Multi-employer pension plan

Wynn Las Vegas contributes to a multi-employer defined benefit pension plan for certain of its union employees under the terms of the Southern Nevada Culinary and Bartenders Union collective-bargaining agreement. The collective-bargaining agreement that covers these union-represented employees expires in 2016. The legal name of the multi-employer pension plan is the Southern Nevada Culinary and Bartenders Pension Plan (the “Plan”) (EIN: 88-6016617 Plan Number: 001). The Company recorded an expense of $7.6 million, $6.8 million and $6.2 million for contributions to the Plan for the years ended December 31, 2011, 2010 and 2009, respectively. For the 2010 plan year, the most recent for which plan data is available, the Company’s contributions were identified by the Plan to exceed 5% of total contributions for that year. Based on the information we received from the Plan, it was certified to be in neither endangered nor critical status for the 2010 plan year. Risks of participating in a multi-employer plan differs from single-employer plans for the following reasons: (1) assets contributed to a multi-employer plan by one employer may be used to provide benefits to employees of other participating employers; (2) if a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers; and (3) if a participating employer stops participating, it may be required to pay those plans an amount based on the underfunded status of the plan, referred to as a withdrawal liability.

Stock-Based Compensation

Wynn Resorts established the 2002 Stock Incentive Plan (the “Stock Plan”) which provides for the grant of (i) Incentive Stock Options, (ii) compensatory (i.e. nonqualified) stock options, and (iii) nonvested shares of Wynn Resorts’ common stock for employees, directors and independent contractors or consultants of Wynn Resorts and its subsidiaries, including the Company. However, only employees are eligible to receive incentive stock options.

The total compensation cost relating both to stock options and nonvested stock for the years ended December 31, 2011, 2010 and 2009 is allocated as follows (amounts in thousands):

	Years Ended December 31,
	2011	2010	2009
Casino	$4,165	$6,162	$4,347
Rooms	293	366	374
Food and beverage	429	301	306
Entertainment, retail and other	24	87	16
General and administrative	2,526	4,362	3,327

Total stock-based compensation expense	$7,437	$11,278	$8,370